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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               November 9, 1999
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                             Cincinnati Bell Inc.
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            (Exact name of registrant as specified in its charter)

      Ohio                    1-8519                       31-1056105
(State or other       (Commission File Number)    (IRS Employer Identification
jurisdiction of                                              No.)
 incorporation

                            201 East Fourth Street,
                                 P.O. Box 2301
                                Cincinnati, Ohio                  45201-2301
                     (Address of principal executive offices)     (Zip Code)

                                (513) 397-9900
                        (Registrant's Telephone Number)

                                     None
        (Former Name, or Former Address, if Changed Since Last Report)

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Item 2.           Acquisition or Disposition of Assets.

     On November 9, 1999, Cincinnati Bell Inc., an Ohio corporation ("Cincinnati Bell"), and IXC Communications, Inc., a Delaware corporation ("IXC"), completed a merger (the "Merger") whereby a subsidiary of Cincinnati Bell merged with and into IXC pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of July 20, 1999, as amended by Amendment No. 1 thereto dated as of October 13, 1999. As a result of the Merger, IXC has become a subsidiary of Cincinnati Bell.

     Also on November 9, 1999, Cincinnati Bell completed a $1.8 billion bank credit facility pursuant to a Credit Agreement dated as of November 9, 1999, among Cincinnati Bell and IXC Communications Services, Inc. ("IXCS"), a subsidiary of IXC, as Borrowers, Cincinnati Bell as Parent Guarantor, the Initial Lenders, Initial Issuing Banks and Swing Line Banks named therein, Bank of America, N.A., as Syndication Agent, Citicorp USA, Inc., as Administrative Agent, Credit Suisse First Boston and The Bank of New York, as Co-Documentation Agents, PNC Bank, N.A., as Agent and Salomon Smith Barney Inc. and Banc of America Securities LLC, as Joint Lead Arrangers (the "Credit Agreement"). The Credit Agreement is being used to refinance certain debt of Cincinnati Bell and IXC and for general corporate purposes of Cincinnati Bell. A copy of the Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

     Pursuant to the Merger and the other transactions contemplated by the Merger Agreement, each share of IXC common stock, par value $0.01 per share, was converted into the right to receive 2.0976 shares of Cincinnati Bell common stock. Cincinnati Bell will issue approximately 79,101,085 shares of Cincinnati Bell common stock in exchange for the shares of IXC common stock.

     Cincinnati Bell issued a press release announcing the completion of the Merger and the Credit Agreement on November 9, 1999, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     10.1 Credit Agreement dated as of November 9, 1999, among Cincinnati Bell and IXCS as Borrowers, Cincinnati Bell as Parent Guarantor, the Initial Lenders, Initial Issuing Banks and Swing Line Banks named herein, Bank of America, N.A., as Syndication Agent, Citicorp USA, Inc., as Administrative Agent, Credit Suisse First Boston and The Bank of New York, as Co-Documentation Agents, PNC Bank, N.A., as Agent and Salomon Smith Barney Inc. and Banc of America Securities LLC, as Joint Lead Arrangers.

     99.1 Press Release dated November 9, 1999, announcing the completion of the Merger.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Cincinnati Bell Inc.

                                      /s/  Thomas E .Taylor
                                      ----------------------------
                                      Thomas E. Taylor
                                      General Counsel and Secretary

Date: November 12, 1999


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File No. 1-8519

                               INDEX TO EXHIBITS

Exhibit

Exhibit 10.1 Credit Agreement dated as of November 9, 1999, among Cincinnati Bell and IXCS as Borrowers, Cincinnati Bell as Parent Guarantor, the Initial Lenders, Initial Issuing Banks and Swing Line Banks named therein, Bank of America, N.A., as Syndication Agent, Citicorp USA, Inc., as Administrative Agent, Credit Suisse First Boston and The Bank of New York, as Co-Documentation Agents, PNC Bank, N.A., as Agent and Salomon Smith Barney Inc. and Banc of America Securities LLC, as Joint Lead Arrangers.

Exhibit 99.1 Press Release dated November 9, 1999, announcing the completion of the Merger.